Exhibit 10.16

MODIFICATION AGREEMENT

This MODIFICATION AGREEMENT (“Agreement”) is entered into effective as of March __, 2022, by and between FIRSTBANK, a Tennessee banking corporation (“Lender”), and SPRINGLAKE MHP LLC, a Georgia limited liability company (“Borrower”), MANUFACTURED HOUSING PROPERTIES, INC., a Nevada limited liability company (“MHPI”), and RAYMOND M. GEE (individually each a “Guarantor” and, collectively, the “Guarantors”).

A. Lender previously made a loan to Borrower on November 12, 2021, in the maximum principal amount of $4,016,250.00 (as increased herein, the “Loan”), which Loan is evidenced, governed, and/or secured by the following (collectively, the “Original Loan Documents”): (a) that certain Loan Agreement dated November 12, 2021 by and between Lender and Borrower (the “Loan Agreement”); (b) that certain Promissory Note dated November 12, 2021 made by Borrower payable to the order of Lender in the original principal amount of $4,016,250.00 (the “Note”); (c) those certain Guaranties each dated November 12, 2021 executed by each Guarantor for the benefit of Lender (each a “Guaranty” and, collectively, the “Guaranties”); (d) that certain Assignment of Ownership Interest dated November 12, 2021 by and between Lender and MHPI (the “Assignment”); (e) that certain Assignment of Management Agreement dated November 12, 2021 by and between Lender and Mobile Homes Rentals LLC, a North Carolina limited liability company (the “Acknowledgement”); (f) that certain Environmental Indemnity Agreement dated November 12, 2021 by and between Lender, Borrower, and Affiliated Home Owner (the “Indemnity Agreement”); (g) that Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated November 12, 2021 made by Borrower for the benefit of Lender (the “Mortgage”); and (h) the other related documents executed by Borrower, a Guarantor, or third parties pertaining to, evidencing, and/or securing the Loan.

B. Lender, Borrower, and each Guarantor now propose to modify certain of the terms and provisions of the Original Loan Documents.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Borrower, and each Guarantor hereby agree as follows:

1. Recitals. The above recitals serve as the basis for this Agreement and are incorporated herein and made a part hereof for all purposes. Borrower, Guarantors, and Lender each hereby acknowledge the above recitals to be true and correct as of the date hereof are incorporated herein and made a part hereof for all purposes. The recitals are a substantive, contractual part of this Agreement.

2. Loan Documents. “Loan Documents” means, collectively, the Original Loan Documents, as amended herein, this Agreement, and each document, paper or certificate executed, furnished or delivered in connection with this Agreement, including, without limitation, those documents referenced in Section 3 herein, and all other documents, certificates, reports, and instruments that this Agreement requires or that were executed or delivered (or both) at Lender’s request, all as the same may be amended, modified or supplemented from time to time. Capitalized terms not otherwise defined herein shall have such meaning as set forth in the applicable Loan Documents.

3. Conditions Precedent. The obligation of Lender to modify certain of the terms and provisions of the Original Loan Documents, or make any additional advances hereunder or under the Loan (as amended, modified, or extended hereby) is subject to the conditions precedent that Lender shall have received all of the following, duly executed and in form and substance satisfactory to Lender and its legal counsel:

(a) this Agreement.

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(b) a Modification Agreement by Lender, Affiliated Home Owner, and the Guarantors (as defined in such Modification Agreement).

(c) a closing statement dated as of the date hereof by and between Lender and Borrower.

(d) a copy of the resolutions or written consents of Borrower approving this Agreement and authorizing the execution and delivery of the same.

(e) a copy of the resolutions or written consents of MHPI, approving this Agreement and authorizing the execution and delivery of the same.

(f) a current certificate of good standing for Borrower and MHPI from their respective states of formation.

(g) UCC, bankruptcy, judgment, tax, and Lien search on Borrower, satisfactory to Lender.

(h) all fees and expenses (including attorneys’ fees) incurred by Lender in connection with this Agreement and the Loan Documents.

(i) if required by Lender, a post-closing obligations letter dated as of the date hereof from Borrower for the benefit of Lender.

4. Current Note Balance. As of the date hereof, the current outstanding principal balance of the Note is $4,016,250.

5. Amendments to Loan Agreement. The Loan Agreement is hereby amended, modified, or restated as follows:

(a) The defined term “ Affiliated Home Owner Loan” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with:

“Affiliated Home Owner Loan” means the Debt owed by Affiliated Home Owner to Lender evidenced, governed, and/or secured by that certain Promissory Note dated November 12, 2021 made by Affiliated Home Owner payable to the order of Lender in the maximum principal amount of $2,000,000.00, as amended and restated pursuant to that certain Amended and Restated Promissory Note dated March 29, 2022 made by Affiliated Home Owner payable to the order of Lender in the maximum principal amount of $3,300,000.00, and that certain Loan and Security Agreement dated November 12, 2021 by and between Lender, Affiliated Home Owner, and the other parties thereto, as amended pursuant to that certain Modification Agreement dated March 29, 2022 by and between Lender, Affiliated Home Owner, and the other parties thereto.

(b) The year “2021” set forth in Section 5.2(a) and (b), is hereby deleted and replaced with “2022.”

6. Additional Modifications. All references to the Loan Agreement in any of the Loan Documents shall hereinafter hereby refer to the Loan Agreement, as amended by this Agreement, and as the same may be amended, extended and modified from time to time. All references to the Loan Documents in any of the Loan Documents shall hereinafter hereby refer to the Loan Documents, as amended by this Agreement, and as the same may be amended, extended and modified from time to time.

7. Acknowledgment by Borrower. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Borrower or any third party to Lender, as evidenced by the Loan Documents. Borrower hereby acknowledges, agrees and represents that (a) Borrower is indebted to Lender pursuant to the terms of the Note; (b) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests and assignments of the respective dignity and priority recited in the Loan Documents; (c) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Loan Documents, and the other obligations created or evidenced by the Loan Documents; (d) Borrower has no claims, offsets, defenses or counterclaims arising from any of Lender’s acts or omissions with respect to the Collateral, the Loan Documents or Lender’s performance under the Loan Documents or with respect to the Collateral; (e) the representations and warranties contained in the Loan Documents are true and correct representations and warranties of Borrower in all material respects, as of the date hereof; and (f) Borrower is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Borrower of Borrower’s obligations under the terms and provisions of the Loan Documents. To the extent Borrower has, any claims, offsets, defenses or counterclaims against Lender or the repayment of all or a portion of the Loan, whether known or unknown, fixed or contingent, same are hereby forever irrevocably waived and released in their entirety.

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8. Release. Borrower and each Guarantor, individually and collectively, hereby release, acquit, waive, and forever discharge Lender, and each and every past and present subsidiary, affiliate, stockholder, officer, director, agent, servant, employee, representative, and attorney of Lender, from any and all claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses (including attorneys’ fees) of any kind, character, or nature whatsoever, known or unknown, fixed or contingent, which Borrower or any Guarantor may have or claim to have now or which may hereafter arise out of or connected with any act of commission or omission of Lender existing or occurring prior to the date of this Agreement or any instrument executed prior to the date of this Agreement including, without limitation, any claims, liabilities or obligations arising with respect to the indebtedness evidenced by the Note. Borrower and each Guarantor, individually and collectively, waive any claim contesting the existence and the adequacy of the consideration given with respect to this Agreement.

9. Miscellaneous Provisions.

(a) No Waiver of Remedies. Except as may be expressly set forth herein, nothing contained in this Agreement shall prejudice, act as, or be deemed to be a waiver of any right or remedy available to Lender by reason of the occurrence or existence of any fact, circumstance or event constituting a default under the Note or the other Loan Documents.

(b) Notices. Notices or other communications required or permitted under this Agreement or the Loan Documents shall be provided in accordance with the requirements therefor as set forth in the Loan Documents.

(c) Costs and Expenses. Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation, execution and recordation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, search fees, recording fees, and reasonable fees and expenses of legal counsel to Lender.

(d) Additional Documentation. From time to time, Borrower shall execute or procure and deliver to Lender such other and further documents and instruments evidencing, securing or pertaining to the Loan or the Loan Documents as shall be reasonably requested by Lender so as to evidence or effect the terms and provisions hereof.

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(e) Effectiveness of the Loan Documents. Except as expressly modified by the terms and provisions hereof, each of the terms and provisions of the Loan Documents are hereby ratified and shall remain in full force and effect.

(f) Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee without regard to provisions regarding conflicts of law, except as otherwise expressly stated herein. Borrower hereby submits to the jurisdiction and venue of any United States Federal or Tennessee State court sitting in Knoxville, Tennessee, and agrees that all claims in respect of any such suit, action or proceeding shall be heard and determined in such courts.

(g) Waiver of Jury Trial. LENDER, BORROWER, AND EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, THE LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (ORAL OR WRITTEN), OR ACTIONS OF LENDER OR BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ENTERING INTO THIS AGREEMENT.

(h) Time. Time is of the essence in the performance of the covenants contained herein and in the Loan Documents.

(i) Binding Agreement. This Agreement shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto.

(j) Headings. The section headings hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.

(k) Construction. Whenever the context hereof so requires, reference to the singular shall include the plural and likewise, the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine or neuter, as appropriate; and specific enumeration shall not exclude the general, but shall be construed as cumulative of the general recitation. Capitalized terms not otherwise defined herein shall have such meaning as set forth in the Loan Agreement.

(l) Severability. If any clause or provision of this Agreement is or should ever be held to be illegal, invalid or unenforceable under any present or future law applicable to the terms hereof, then and in that event, it is the intention of the parties hereto that the remainder of this Agreement shall not be affected thereby, and that in lieu of each such clause or provision of this Agreement that is illegal, invalid or unenforceable, such clause or provision shall be judicially construed and interpreted to be as similar in substance and content to such illegal, invalid or unenforceable clause or provision, as the context thereof would reasonably suggest, so as to thereafter be legal, valid and enforceable.

(m) Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures and acknowledgment of, or on behalf of, each of the parties hereto. Any signature and acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures and acknowledgments thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature and acknowledgment pages.

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(n) Electronic Transmission. The parties agree that if a copy this Agreement executed by one or more of the parties (an “Executed Copy”) is sent by electronic transmission, (i) the Executed Copy shall be treated in all respects as a paper original of this Agreement executed by the same parties whose signatures appear on the Executed Copy and (ii) the Executed Copy shall have the same binding and legal effect as a paper original of this Agreement executed by the same parties whose signatures appear on the Executed Copy. At the request of any party who receives an Executed Copy, this Agreement shall be re-executed by the parties who signed the Executed Copy and the executed paper original Agreement shall be sent to the requesting party by any method permitted herein other than by electronic transmission. Each of the parties further agree that it will not raise the transmission of this Agreement or the Executed Copy by electronic transmission as a defense in any proceeding or action in which the validity of this Agreement is at issue and hereby forever waives such defense. “Electronic transmission” means any form of communication, such as facsimile or email, not directly involving the physical transmission of actual paper, which creates a record of the actual paper that may be retained, retrieved, reviewed and printed by the recipient.

(o) Notice of Final Agreement. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO OR THERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO OR THERETO. THE PROVISIONS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE RESPECTIVE PARTIES TO SUCH DOCUMENTS.

[Signature page follows]

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This Modification Agreement is executed effective as of the date first above written.

LENDER:

FIRSTBANK

By:	/s/ Owen B. Ray II
Owen B. Ray II, MH Relationship Manager, VP

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BORROWER:

SPRINGLAKE MHP LLC

By: Manufactured Housing Properties Inc., a Nevada corporation, its Sole Member

By:	/s/ Michael Z. Anise
Michael Z. Anise, President

STATE OF North Carolina)

COUNTY OF Mecklenburg)

Before me, the undersigned, a Notary Public of said County and State, personally appeared Michael Z. Anise, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be the President of Manufactured Housing Properties Inc., a Nevada corporation, which is the Sole Member of SPRINGLAKE MHP LLC, a Georgia limited liability company, the within named Borrower, and that he in such capacity, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Borrower in such capacity..

WITNESS my hand and seal as of March 29, 2022.

By:	/s/ Janalyn M. Bailey
Notary Public

My Commission Expires: 03/25/2024

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GUARANTORS:

/s/ Raymond M. Gee
RAYMOND M. GEE

STATE OF North Carolina

COUNTY OF Mecklenburg

Personally appeared before me, the undersigned Notary of said State and County, RAYMOND M. GEE, the within named bargainor, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, swore to and acknowledged that he executed the within instrument for the purposes therein contained.

WITNESS my hand and seal as of March 21, 2022.

/s/ Janalyn M. Bailey
Notary Public

My commission expires: 03/25/2024

MANUFACTURED HOUSING PROPERTIES, INC.

By:	/s/ Michael Z. Anise
Michael Z. Anise, President

STATE OF North Carolina)

COUNTY OF Mecklenburg)

Before me, the undersigned, a Notary Public of said County and State, personally appeared Michael Z. Anise, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be the President of MANUFACTURED HOUSING PROPERTIES, INC., a Nevada limited liability company, the within named Grantor, and that he in such capacity, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Grantor in such capacity.

WITNESS my hand and seal as of March 21, 2022.

/s/ Janalyn M. Bailey\\
Notary Public

My Commission Expires: 03/25/2024

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